                                                                     Exhibit 4.9






                               DT INDUSTRIES, INC.

                                       AND

                              THE BANK OF NEW YORK,
                                   AS TRUSTEE


                          FIRST SUPPLEMENTAL INDENTURE
                            DATED AS OF JUNE 20, 2002

                                       TO

                                    INDENTURE
                            DATED AS OF JUNE 1, 1997


                    PROVIDING FOR AMENDMENTS TO THE INDENTURE

         THIS FIRST SUPPLEMENTAL INDENTURE (this "First Supplemental Indenture"), dated as of June 20, 2002, is by and between DT INDUSTRIES, INC., a corporation duly organized and existing under the laws of the State of Delaware (hereinafter called the "Company"), and THE BANK OF NEW YORK, a New York banking corporation, as trustee (hereinafter called the "Trustee") under the Original Indenture (as hereinafter defined).

         WHEREAS, the Company has heretofore executed and delivered to the Trustee an indenture dated as of June 1, 1997 (hereinafter called the "Original Indenture"), to provide for the issuance of 7.16% Convertible Junior Subordinated Deferrable Interest Debentures of the Company (as amended from time to time, hereinafter referred to as the "Securities"), the current terms of which are set forth in Article 3 of the Original Indenture; and

         WHEREAS, all of the Securities are currently held by the property trustee (the "Property Trustee") of DT Capital Trust, a statutory business trust organized under the laws of the State of Delaware (the "Trust"); and

         WHEREAS, in connection with the Restructuring (as hereinafter defined) of the Company and pursuant to the Exchange Agreement dated as of May 9, 2002 among the parties hereto and certain other parties named therein (the "Exchange Agreement"), the Company, the Trustee and each of the holders of the Preferred Securities have agreed to amend the Original Indenture as a part of the following series of transactions: (i) the ratable exchange of 700,000 of the outstanding Preferred Securities held by the holders thereof for $35,000,000 in aggregate principal amount of outstanding Securities held by the Property Trustee, and the immediate exchange of such Securities for 4,375,000 shares of the Company's common stock, par value $0.01 per share ("Common Stock"); (ii) the ratable exchange of $15,085,254 in accrued and unpaid distributions on the Preferred Securities held by the holders thereof for the rights to $15,085,254 in accrued and unpaid interest on the Securities held by the Property Trustee, and the immediate exchange of such accrued and unpaid interest for 1,885,658 shares of Common Stock; (iii) the surrender and cancellation of all of the accrued and unpaid distributions on the currently outstanding Common Securities held by the Company, and the surrender and cancellation of all of the accrued and unpaid interest on $2,165,000 in aggregate principal amount of outstanding Securities held by the Property Trustee; and (iv) the amendment of the terms of
(A) the 700,000 of Preferred Securities that remain outstanding and held by the holders thereof after the consummation of the transactions described above, (B) the 43,300 of Common Securities that remain outstanding and held by the Company after the consummation of the transactions described above, and (C) the $37,165,000 in aggregate principal amount of Securities that remain outstanding and held by the Property Trustee after the consummation of the transactions described above as set forth in this First Supplemental Indenture; and

         WHEREAS, Section 9.02 of the Original Indenture provides that to the extent the Property Trustee is the sole Holder of the Securities, the Company and the Trustee may enter into indentures supplemental to the Original Indenture for, among other things, the purpose of amending the Indenture, with the written consent of the holders of 100% of the outstanding Preferred Securities; and

         WHEREAS, pursuant to Section 3(c) of the Exchange Agreement, the holders of 100% of the outstanding Preferred Securities have consented in writing to the amendments to the Original Indenture hereinafter set forth and the execution of this First Supplemental Indenture;

         WHEREAS, the Trustee has received an opinion of tax counsel as required pursuant to the Amended and Restated Declaration of Trust dated June 1, 1997 as amended by the Amendment to the Amended and Restated Declaration of Trust, dated as of even date herewith, and an opinion of counsel as required pursuant to the Original Indenture, both of which have been approved and deemed to satisfy such requirements by the holders of the Preferred Securities; and

         WHEREAS, the Company and the Trustee desire to enter into this First Supplemental Indenture to effect the amendments to the Original Indenture, including, without limitation, the amendment to the terms of the Debentures, as set forth herein;

         NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained, and of the acceptance of this trust by the Trustee, and for other valuable consideration the receipt of which is hereby acknowledged,

         IT IS HEREBY COVENANTED, DECLARED AND AGREED by and between the parties hereto, for the benefit of present and future holders of the Securities issued under the Original Indenture, as follows:

         SECTION 1. RECITALS

         The recitals set forth above are incorporated herein by this reference.

         SECTION 2. DEFINITIONS

         Capitalized terms used but not defined herein shall have the meanings given to them in the Original Indenture. As used herein, the following terms shall have the meanings set forth below:

          "Effective Time" means immediately upon the consummation of the Exchange (as defined in the Exchange Agreement).

          "Restructuring" means the concurrent consummation of each of the transactions contemplated by the Exchange Agreement to be effective as of the Closing Date (as defined in the Exchange Agreement).

         SECTION 3. ORGANIZATION OF AMENDMENTS

         Upon the Effective Time, the Original Indenture shall be amended and supplemented in accordance herewith, and this First Supplemental Indenture shall form a part of the Original Indenture for all purposes, and every holder of Securities theretofore or thereafter authenticated and delivered under the Original Indenture shall be bound thereby, as hereby amended and supplemented; provided, however, that the provisions of this First Supplemental Indenture shall not become operative until the Effective Time (and at such time the provisions of this First Supplemental Indenture shall automatically become operative without the requirement of any further action by or notice to the Company, the Trustee, the Property Trustee or any holder of the Preferred Securities).

         SECTION 4. AMENDMENTS TO THE ORIGINAL INDENTURE

         SECTION 4.1. Effective as of the Effective Time, Section 3.01 of the Original Indenture is hereby amended and restated in its entirety to read as follows:

                  "Section 3.01. Title and Terms. The aggregate principal amount of Securities that may be authenticated and delivered under this Indenture is limited to $37,165,000, except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities pursuant to Section 3.04, 3.05, 3.06, 9.06, 11.08 or 13.01.

                  The Securities shall be known and designated as the "7.16% Convertible Junior Subordinated Deferrable Interest Debentures Due 2008" of the Company. Their Stated Maturity shall be May 31, 2008, and they shall bear interest at the rate of 7.16% per annum, from July 3, 2004 payable quarterly (subject to deferral as set forth herein), in arrears, on March 31, June 30, September 30 and December 31 (each an "Interest Payment Date") of each year, commencing September 30, 2004 until the principal thereof is paid or made available for payment, and they shall be paid to the Person in whose name the Security is registered at the close of business on the regular record date for such interest installment, which shall be the close of business on the date which is one day prior to each Interest Payment Date (the "Regular Record Date"). Interest will compound quarterly and will accrue at the rate of 7.16% per annum on any interest installment in arrears for more than one quarter or during an extension of an interest payment period as set forth in Section 3.12 hereof.

                  The amount of interest payable for any period will be computed on the basis of a 360-day year of twelve 30-day months. Except as provided in the following sentence, the amount of interest payable for any period shorter than a full quarterly period for which interest is computed, will be computed on the basis of the actual number of days elapsed in such a 30-day month. In the event that any date on which interest is payable on the Securities is not a Business Day, then payment of interest payable on such date will be made on the next succeeding day which is a Business Day (and without any interest or other payment in respect of any such delay), except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date.

                  If at any time while the Property Trustee is the Holder of any Securities, the Trust or the Property Trustee is required to pay any taxes, duties, assessments or governmental charges of whatever nature (other than withholding taxes) imposed by the United States, or any other taxing authority, then, in any case, the Company will pay as additional interest ("Additional Interest") on the Securities held by the Property Trustee, such additional amounts as shall be required so that the net amounts received and retained by the Trust and the Property Trustee after paying such taxes, duties, assessments or other governmental charges will be equal to the amounts the Trust and the Property Trustee would have received had no such taxes, duties, assessments or other governmental charges been imposed.

                  The principal of and interest on the Securities shall be payable at the office or agency of the Company in the United States maintained for such purpose and at any other office or agency maintained by the Company for such purpose in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

                  The Securities shall be redeemable as provided in Article XI hereof.

                  The Securities shall be subordinated in right of payment to Senior Indebtedness as provided in Article XII hereof.

                  The Securities shall be convertible as provided in Article XIII hereof."

         SECTION 4.2. Effective as of the Effective Time, the first paragraph of
Section 3.07 of the Original Indenture is hereby amended and restated to read as follows:

                           "From April 1, 2002 through and including July 2, 2004, no interest shall accrue or be payable on any Security. Commencing on July 3, 2004, interest shall accrue on the outstanding principal of the Securities, and interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date."

         SECTION 4.3. Effective as of the Effective Time, Section 3.12(a) of the Original Indenture is hereby amended and restated in its entirety to read as follows:

                  "Section 3.12. Extension of Interest Payment Period; Notice of Extension. (a) At any time following October 1, 2004, if the Company shall have paid on September 30, 2004 all interest accrued with respect to the Securities as of such date, the Company shall have the right, from time to time, to defer payments of interest by extending for successive periods not exceeding 20 consecutive quarters for each such period (an "Extended Interest Payment Period") but in no event shall the Extended Interest Payment Period extend beyond the Maturity of the Securities. To the extent permitted by applicable law, interest, the payment of which has been deferred because of the extension of the interest payment period pursuant to this Section 3.12, will bear interest thereon at 7.16% compounded quarterly for each quarter of the Extended Interest Payment Period ("Compounded Interest"). At the end of the Extended Interest Payment Period, the Company shall pay all interest then accrued and unpaid on the Securities, including any Compounded Interest that shall be payable to the Holders of the Securities in whose names the Securities are registered in the Security Register on the first Regular Record Date after the end of the Extended Interest Payment Period. Before the termination of any Extended Interest Payment Period, the Company may further extend such period, provided that such period together with all such further extensions thereof shall not exceed 20 consecutive quarters or extend beyond the Maturity of the Securities. Upon the termination of any Extended Interest Payment Period and upon the payment of all interest then accrued and unpaid on the Securities, including any Additional Payments then due, the Company may commence a new Extended Interest Payment Period, subject to the foregoing requirements. No interest shall be due and payable during an Extended Interest Payment Period except at the end thereof. In the event the Company fails to pay the interest payment due on September 30, 2004, the Company shall permanently forego its right to utilize any Extended Interest Payment Periods."

SECTION 4.4. Effective as of the Effective Time, Section 13.01 of the Original Indenture is hereby amended and restated in its entirety to read as follows:

                  "Section 13.01. Conversion Rights. Subject to and upon compliance with the provisions of this Article, the Securities are convertible, at the option of the Holder, at any time on or before redemption as provided below or the close of business at their Stated Maturity, into fully paid and nonassessable shares of Common Stock of the Company at an initial conversion rate of 3.5714 shares of Common Stock for each $50 in aggregate principal amount of Securities (equal to a conversion price of $14.00 per share of Common Stock), subject to adjustment as described in this Article XIII. A Holder of Securities may convert any portion of the principal amount of the Securities into that number of fully paid and nonassessable shares of Common Stock (calculated as to each conversion to the nearest 1/100th of a share) obtained by dividing the principal amount of the Securities to be converted by such conversion price. In case a Security or portion thereof is called for redemption, such conversion right in respect of this Security or portion so called shall expire at the close of business on the corresponding Redemption Date, unless the Company defaults in making the payment due upon redemption."

         SECTION 4.5. Effective as of the Effective Time, Exhibit A-1 and Exhibit A-2 of the Original Indenture shall be amended and restated in their entirety in the form of Exhibit A-1 and Exhibit A-2 attached hereto.

         SECTION 5. MISCELLANEOUS

         SECTION 5.1. EXECUTION AS SUPPLEMENTAL INDENTURE. This First Supplemental Indenture is executed and shall be construed as an indenture supplemental to the Original Indenture and, as provided in the Original Indenture, this First Supplemental Indenture forms a part thereof. Except as specifically amended above, the Original Indenture shall remain in full force and effect.

         SECTION 5.2. RESPONSIBILITY FOR RECITALS, ETC. The recitals herein shall be taken as the statements of the Company, and the Trustee assumes no responsibility for the correctness thereof. The Trustee makes no representations as to the validity or sufficiency of this First Supplemental Indenture.

         SECTION 5.3. PROVISIONS BINDING ON THE COMPANY SUCCESSORS. All the covenants, stipulations, promises and agreements contained in this First Supplemental Indenture made by the Company shall bind its successors and assigns whether so expressed or not.

         SECTION 5.4. NEW YORK CONTRACT. This First Supplemental Indenture shall be deemed to be a contract made under the laws of the State of New York, and for all purposes shall be construed in accordance with the laws of such State without regard to principles of conflicts of laws.

         SECTION 5.5. EXECUTION AND COUNTERPARTS. This First Supplemental Indenture may be executed in any number of counterparts, each of which shall be an original but such counterparts shall together constitute but one and the same instrument.

                           [SIGNATURE PAGE(S) FOLLOW]

         IN WITNESS WHEREOF, DT INDUSTRIES, INC. and THE BANK OF NEW YORK, as Trustee, have caused this First Supplemental Indenture to be executed as of the day and year first written above.



                                     DT INDUSTRIES, INC.


                                     By: /s/ Authorized Signatory
                                        ------------------------------------
                                     Name:
                                          ----------------------------------
                                     Title:
                                           ---------------------------------

Attest:
         -------------------------


                                     THE BANK OF NEW YORK, as Trustee


                                     By: /s/ Authorized Signatory
                                        ------------------------------------
                                     Name:
                                          ----------------------------------
                                     Title:
                                           ---------------------------------

Attest:
         -------------------------

                                   EXHIBIT A-1

                                FORM OF SECURITY

                           [FORM OF FACE OF SECURITY]

[Include Restricted Securities Legend: THIS SECURITY (OR ITS PREDECESSOR), ANY CONVERTIBLE JUNIOR SUBORDINATED DEBENTURE ISSUED IN EXCHANGE FOR THIS SECURITY AND ANY COMMON STOCK ISSUED ON CONVERSION THEREOF HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THIS SECURITY IS HEREBY NOTIFIED THAT THE SELLER OF THIS SECURITY MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.

         THE HOLDER OF THIS SECURITY AGREES FOR THE BENEFIT OF THE ISSUER THAT
(A) THIS SECURITY MAY BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY
(1) INSIDE THE UNITED STATES TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (2) IN AN OFFSHORE TRANSACTION COMPLYING WITH RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (3) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE), OR (4) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, AND IN EACH OF CASES (1) THROUGH (4) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES, AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THIS SECURITY FROM IT OF THE RESALE RESTRICTIONS REFERRED TO IN (A) ABOVE.]


                                     A-1-1

                               DT INDUSTRIES, INC.

                      7.16% Convertible Junior Subordinated
                     Deferrable Interest Debenture Due 2008

         No.                                                $
                                                            [CUSIP No.        ]

         DT INDUSTRIES, INC., a corporation duly organized and existing under the laws of the State of Delaware (herein called "the Company", which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to The Bank of New York, as Property Trustee for DT Capital Trust, or registered assigns, the principal sum
[indicated on Schedule A hereof](1) [of      Dollars](2)     ) ($       ) on
May 31, 2008.

Interest Payment Dates:   March 31, June 30, September 30 and December 31,
                          commencing September 30, 2004

Regular Record Dates:     the close of business on the day immediately preceding
                          each Interest Payment Date, commencing September 29,
                          2004

         Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.



-------
  (1) Applicable to Global Securities only.

  (2) Applicable to certificated Securities only.



                                     A-1-2

         IN WITNESS WHEREOF, the Company has caused this instrument to be signed manually or by facsimile by its duly authorized officers and a facsimile of its corporate seal to be affixed hereto or imprinted hereon.

Dated:

                                DT INDUSTRIES, INC.


                                By:
                                   -----------------------------------------
                                         Name:
                                         Title.
[Seal]

Attest:

---------------------------


                                                   TRUSTEE'S CERTIFICATE
                                                    OF AUTHENTICATION

         This is one of the Securities referred to in the within-mentioned Indenture.

Dated:                          THE BANK OF NEW YORK,
                                   as Trustee



                                By:
                                   -----------------------------------------
                                         Authorized Signatory




                                     A-1-3

                          [FORM OF REVERSE OF SECURITY]

                               DT INDUSTRIES, INC.

                      7.16% Convertible Junior Subordinated
                    Deferrable Interest Debenture Due 2008(3)



         1. Interest. DT Industries, Inc., a Delaware corporation (the "Company"), is the issuer of this 7.16% Convertible Junior Subordinated Deferrable Interest Debenture Due 2008 (the "Security") limited in aggregate principal amount to $37,165,000 issued under the Indenture hereinafter referred to. The Company promises to pay interest on the Security in cash from July 3, 2004 or from the most recent subsequent interest payment date to which interest has been paid or duly provided for, quarterly (subject to deferral for up to 20 consecutive quarters as described in Section 3 hereof) in arrears on March 31, June 30, September 30 and December 31 of each year (each such date, an "Interest Payment Date"), commencing September 30, 2004, at the rate of 7.16% per annum (subject to increase as provided in Section 13 hereto) plus Additional Interest, if any, until the principal hereof shall have become due and payable.

         The amount of interest payable for any period will be computed on the basis of twelve 30-day months and a 360-day year. To the extent lawful, the Company shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue installments of interest (without regard to any applicable grace period) at the rate borne by the Security, compounded quarterly. Any interest paid on this Security shall be increased to the extent necessary to pay Additional Interest as set forth in this Security.

         2. Additional Interest. The Company shall pay to DT Capital Trust (and its permitted successors or assigns under the Declaration) (the "Trust") such additional amounts as may be necessary in order that the amount of dividends or other distributions then due and payable by the Trust on the Preferred Securities that at any time remain outstanding in accordance with the terms thereof shall not be reduced as a result of any additional taxes, duties and other governmental charges of whatever nature (other than withholding taxes) imposed by the United States or any other taxing authority.

         3. Extension of Interest Payment Period. At any time following October 1, 2004, if the Company shall have paid on September 30, 2004 all interest accrued with respect to the Security as of such date, the Company shall have the right from time to time to defer payments of interest by extending the interest payment period of such Security for up to 20 consecutive quarters (an "Extended Interest Payment Period"), provided that such Extended Interest Payment Period shall not extend beyond the Maturity of the Security. To the extent permitted by applicable law, interest, the payment of which has been deferred because of the extension of the interest payment period pursuant to Section 3.12 of the Indenture, will bear interest thereon at



-------
(3) All terms used in this Security which are defined in the Indenture or in the Declaration referred to therein shall have the meanings assigned to them in the Indenture or the Declaration, as the case may be.




                                     A-1-4

7.16% compounded quarterly for each quarter of the Extended Interest Payment Period ("Compounded Interest"). At the end of the Extended Interest Payment Period, the Company shall pay all interest then accrued and unpaid on the Security, including any Compounded Interest that shall be payable to the Holders of the Security in whose names the Security are registered in the Security Register on the first Regular Record Date after the end of the Extended Interest Payment Period. Before the termination of any Extended Interest Payment Period, the Company may further extend such period, provided that such period together with all such further extensions thereof shall not exceed 20 consecutive quarters or extend beyond the Maturity of the Security. Upon the termination of any Extended Interest Payment Period and upon the payment of all Compounded Interest and Additional Interest, if any, then due, the Company may commence a new Extended Interest Payment Period, subject to the foregoing requirements. No interest shall be due and payable during an Extended Interest Payment Period except at the end thereof. In the event the Company fails to pay the interest payment due on September 30, 2004, the Company shall permanently forego its right to utilize any Extended Interest Payment Period.

         If the Property Trustee is the sole holder of the Security, the Company shall give the Holder of this Security and the Trustee notice of its selection of an Extended Interest Payment Period at least one Business Day prior to the earlier of (i) the Interest Payment Date or (ii) if the Preferred Securities are listed on the New York Stock Exchange or other stock exchange or quotation system, the date the Trust is required to give notice to the New York Stock Exchange or other applicable self-regulatory organization or to holders of the Preferred Securities on the record date or the date such distributions are payable, but in any event not less than ten Business Days prior to such record date.

         If the Property Trustee is not the sole holder of the Security, the Company shall give the Holders of the Security and the Trustee notice of its selection of an Extended Interest Payment Period at least ten Business Days prior to the earlier of (i) the Interest Payment Date or (ii) if the Preferred Securities are listed on the New York Stock Exchange or other stock exchange or quotation system, the date the Trust is required to give notice to the New York Stock Exchange or other applicable self-regulatory organization or to holders of the Security on the record date or the date such distributions are payable, but in any event not less than two Business Days prior to such record date.

         The quarter in which any notice is given pursuant to the second and third paragraphs of this Section 3 shall be counted as one of the 20 quarters permitted in the maximum Extended Interest Payment Period permitted under the first paragraph of this Section 3.

         4. Method of Payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the regular record date for such interest installment, which shall be the close of business on the day immediately preceding each Interest Payment Date (the "Regular Record Date"), commencing September 29, 2004. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date and


                                     A-1-5
may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities not less than ten days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

         Payment of the principal of and interest on this Security will be made at the office or agency of the Company maintained for that purpose in New York, New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that, at the option of the Company, payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

         5. Paying Agent and Security Registrar. The Trustee will act as Paying Agent, Security Registrar and Conversion Agent. The Company may change any Paying Agent, Security Registrar, co-registrar or Conversion Agent without prior notice. The Company or any of its Affiliates may act in any such capacity.

         6. Indenture. The Company issued the Securities under an indenture, dated as of June 1, 1997, as supplemented from time to time (the "Indenture"), between the Company and The Bank of New York, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Trustee, the Company and the Holders of the Securities, and of the terms upon which the Securities are, and are to be, authenticated and delivered. The terms of the Securities include those stated in the Indenture and those made part of the Indenture by the Trust Indenture Act of 1939 (15 U.S. Code ss.ss. 77aaa-77bbbb) ("TIA") as in effect on the date of the Indenture. The Securities are subject to, and qualified by, all such terms, certain of which are summarized hereon, and holders are referred to the Indenture and the TIA for a statement of such terms. The Securities are unsecured general obligations of the Company limited to $37,165,000 in aggregate principal amount and subordinated in right of payment to all existing and future Senior Indebtedness of the Company. No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed or to convert this Security as provided in the Indenture.

         7. Optional Redemption. The Securities are redeemable at the Company's option at any time and from time to time after June 1, 2000, upon not less than 30 or more than 60 days' notice, at the following prices per $50 principal amount of the Securities plus any accrued and unpaid interest, including Additional Interest, if any, to the Redemption Date, if redeemed during the 12-month period ending June 1:

                                      A-1-6


                                           Price Per $50
              Year                       Principal Amount
            -------                     -----------------
2001................................          $52.51
2002................................           52.15
2003................................           51.79
2004................................           51.43
2005................................           51.07
2006 ...............................           50.72
2007................................           50.36



and thereafter at $50 per $50 principal amount of the Securities plus, in each case, accrued and unpaid interest, including Additional Interest, if any, to the Redemption Date (subject to the right of holders of record on the relevant record date to receive interest due on the Interest Payment Date). On or after the Redemption Date, interest will cease to accrue on the Securities, or portion thereof, called for redemption.

         8. Optional Redemption Upon Tax Event. The Securities are subject to redemption in whole, but not in part, at any time within 90 days, if a Tax Event (as defined in the Declaration) shall occur and be continuing, at a redemption price equal to $50 per $50 principal amount thereof plus accrued but unpaid interest, including Additional Interest, if any, to the Redemption Date. Any redemption pursuant to this Section 8 will be made upon not less than 30 or more than 60 days' notice.

         9. Notice of Redemption. Notice of redemption will be mailed at least 30 days but not more than 60 days before the Redemption Date to each Holder of the Securities to be redeemed at his address of record. The Securities in denominations larger than $50 may be redeemed in part but only in integral multiples of $50. In the event of a redemption of less than all of the Securities, the Securities will be chosen for redemption by the Trustee in accordance with the Indenture. On and after the Redemption Date, interest ceases to accrue on the Securities or portions of them called for redemption.

         If this Security is redeemed subsequent to a Regular Record Date with respect to any Interest Payment Date specified above and on or prior to such Interest Payment Date, then any accrued interest will be paid to the person in whose name this Security is registered at the close of business on such record date.

         10. Mandatory Redemption. The Securities will mature on May 31, 2008 and may be redeemed, in whole or in part, at any time after June 1, 2000, or at any time in certain circumstances upon the occurrence of a Tax Event. Upon the repayment of the Securities, whether at maturity or upon redemption, the proceeds from such repayment or payment shall simultaneously be applied to redeem Trust Securities (provided Trust Securities remain


                                     A-1-7
outstanding) having an aggregate liquidation amount of the Securities so repaid or redeemed at the applicable redemption price together with accrued and unpaid distributions through the date of redemption; provided, that holders of the Trust Securities shall be given not less than 30 nor more than 60 days notice of such redemption. Upon the repayment of the Securities at maturity or upon any acceleration, earlier redemption or otherwise, the proceeds from such repayment will be applied to redeem the Preferred Securities, in whole, upon not less than 30 nor more than 60 days' notice. There are no sinking fund payments with respect to the Securities.

         11. Subordination. The payment of the principal of, interest on or any other amounts due on the Securities is subordinated in right of payment to all existing and future Senior Indebtedness (as defined below) of the Company, as described in the Indenture. Each holder, by accepting a Security, agrees to such subordination and authorizes and directs the Trustee on its behalf to take such action as may be necessary or appropriate to effectuate the subordination so provided and appoints the Trustee as its attorney-in-fact for such purpose.

         Senior Indebtedness shall mean in respect of the Company (i) the principal, premium, if any, and interest in respect of (A) indebtedness of such obligor for money borrowed and (B) indebtedness evidenced by securities, debentures, bonds or other similar instruments issued by such obligor, (ii) all capital lease obligations of such obligor, (iii) all obligations of such obligor issued or assumed as the deferred purchase price of property, all conditional sale obligations of such obligor and all obligations of such obligor under any title retention agreement (but excluding trade accounts payable arising in the ordinary course of business), (iv) all obligations of such obligor for the reimbursement of any letter of credit, banker's acceptance, security purchase facility or similar credit transaction, (v) all obligations of the type referred to in clauses (i) through (iv) above of other persons for the payment of which such obligor is responsible or liable as obligor, guarantor or otherwise, (vi) all obligations of the type referred to in clauses (i) through (v) above of other persons secured by any lien on any property or asset of such obligor (whether or not such obligation is assumed by such obligor), except for (1) any such indebtedness that is by its terms subordinated to or pari passu with the Securities and (2) any indebtedness (including all other debt securities and guarantees in respect of those debt securities) initially issued to any other trust, or a trustee of such trust, partnership, or other entity affiliated with the Company that is, directly or indirectly, a financing vehicle of the Company (a "Financing Entity") in connection with the issuance by such Financing Entity of preferred securities or other similar securities and (vii) interest accruing subsequent to events of bankruptcy of the Company and its subsidiaries at the rate provided for in the documentation governing such Senior Indebtedness, whether or not such interest is an allowed claim enforceable against the debtor in a bankruptcy case under relevant bankruptcy law.

    12. Conversion. The Holder of any Security has the right, exercisable at any time prior to the close of business (New York time) on the date of this Security's maturity, to convert the principal amount thereof (or any portion thereof that is an integral multiple of $50) into shares of Common Stock at the initial conversion rate of 3.5714 shares of Common Stock for each Security (equivalent to a conversion price of $14.00 per share of Common Stock of the Company), subject to adjustment under certain circumstances, except that if a Security is called

                                     A-1-8
for redemption, the conversion right will terminate at the close of business on the Redemption Date.

         To convert a Security, a Holder must (1) complete and sign a conversion notice substantially in the form attached hereto, (2) surrender this Security to a Conversion Agent, (3) furnish appropriate endorsements or transfer documents if required by this Security Registrar or Conversion Agent and (4) pay any transfer or similar tax, if required. Upon conversion, no adjustment or payment will be made for interest or dividends, but if any Holder surrenders a Security for conversion after the close of business on the Regular Record Date for the payment of an installment of interest and prior to the opening of business on the next Interest Payment Date, then, notwithstanding such conversion, the interest payable on such Interest Payment Date will be paid to the registered Holder of such Security on such Regular Record Date. In such event, such Security, when surrendered for conversion, need not be accompanied by payment of an amount equal to the interest payable on such Interest Payment Date on the portion so converted. The number of shares issuable upon conversion of a Security is determined by dividing the principal amount of this Security converted by the conversion price in effect on the Conversion Date. No fractional shares will be issued upon conversion but a cash adjustment will be made for any fractional interest. The outstanding principal amount of any Security shall be reduced by the portion of the principal amount thereof converted into shares of Common Stock.

   13. Registration, Transfer, Exchange and Denominations. As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in New York, New York, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

         The Securities are issuable only in registered form without coupons in denominations of $50 and integral multiples thereof. No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary. In the event of redemption or conversion of this Security in part only, a new Security or Securities for the unredeemed or unconverted portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

         14. Persons Deemed Owners. Except as provided in Section 3 hereof, the registered Holder of a Security may be treated as its owner for all purposes.


                                     A-1-9

         15. Unclaimed Money. If money for the payment of principal or interest remains unclaimed for two years, the Trustee and the Paying Agent shall pay the money back to the Company at its written request. After that, holders of Securities entitled to the money must look to the Company for payment unless an abandoned property law designates another Person and all liability of the Trustee and such Paying Agent with respect to such money shall cease.

         16. Defaults and Remedies. The Securities shall have the Events of Default as set forth in Section 5.01 of the Indenture. Subject to certain limitations in the Indenture, if an Event of Default occurs and is continuing, the Trustee by notice to the Company or the holders of at least 25% in aggregate principal amount of the then outstanding Securities by notice to the Company and the Trustee may declare all the Securities to be due and payable immediately; provided that, if the Property Trustee is the sole Holder of this Security and if upon an Event of Default, the Trustee or the holder or holders of not less than 25% in aggregate principal amount of the then outstanding Securities fail to declare the principal of all the Securities to be immediately due and payable, the holders of at least 25% in aggregate liquidation amount of Preferred Securities then outstanding shall have such right by a notice in writing to the Company and the Trustee; and upon any such declaration such principal and all accrued interest shall become immediately due and payable; provided that the payment of principal and interest on such Securities shall remain subordinated to the extent provided in the Indenture.

         The holders of a majority in principal amount of the Securities then outstanding by written notice to the Trustee may rescind an acceleration and its consequences if the rescission would not conflict with any judgment or decree and if all existing Events of Default have been cured or waived except nonpayment of principal or interest that has become due solely because of the acceleration. Holders may not enforce the Indenture or the Securities except as provided in the Indenture. Subject to certain limitations, holders of a majority in principal amount of the then outstanding Securities issued under the Indenture may direct the Trustee in its exercise of any trust or power. The Company must furnish annually compliance certificates to the Trustee. The above description of Events of Default and remedies is qualified by reference to, and subject in its entirety by, the more complete description thereof contained in the Indenture.

         17. Amendments, Supplements and Waivers. The Indenture permits, subject to the rights of the holders of Preferred Securities set forth therein and in the Declaration and with certain other exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Securities at the time Outstanding, on behalf of the Holders of all the Securities, subject to the right of the holders of the Preferred Securities set forth therein and in the Declaration, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange therefor or in lieu hereof, whether or not notation of such consent or waiver is made

                                     A-1-10
upon this Security. The above description of amendments, supplements and waivers is qualified by reference to, and subject in its entirety by the more complete description thereof contained in the Indenture.

         18. Trustee Dealings with the Company. The Trustee, in its individual or any other capacity may become the owner or pledgee of the Securities and may otherwise deal with the Company or an Affiliate with the same rights it would have, as if it were not Trustee, subject to certain limitations provided for in the Indenture and in the TIA. Any Agent may do the same with like rights.

         19. No Recourse Against Others. A director, officer, employee or stockholder, as such, of the Company shall not have any liability for any obligations of the Company under the Securities or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. Each Holder of the Securities by accepting a Security waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Securities.

         20. Governing Law. THE INTERNAL LAWS OF THE STATE OF NEW YORK SHALL GOVERN THE INDENTURE AND THE SECURITIES WITHOUT REGARD TO CONFLICT OF LAW PROVISIONS THEREOF.

         21. Authentication. The Securities shall not be valid until authenticated by the manual signature of an authorized signatory of the Trustee or an authenticating agent.

         22. Abbreviations. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

         The Company will furnish to any Holder of the Securities upon written request and without charge a copy of the Indenture. Request may be made to:

                               DT Industries, Inc.
                               907 West 5th Street
                               Dayton, Ohio 45407

                      Attention of: Vice President-Finance



                                     A-1-11

                                 ASSIGNMENT FORM


         To assign this Security, fill in the form below:

         (I) or (we) assign and transfer this Security to ___________________


------------------------------------------------------------------------------
         (Insert assignee's social security or tax I.D. no.)


------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------
         (Print or type assignee's name, address and zip code)

and irrevocably appoint _____________________________________________________
agent to transfer this Security on the books of the Company. The agent may substitute another to act for him.

Your Signature:
                          ----------------------------------------------------
                          (Sign exactly as your name appears on the other side of this Security)

Date:
                          ----------------------------------------------------

Signature Guarantee:(4)
                          ----------------------------------------------------


----------

(4) (Signature must be guaranteed by an "eligible guarantor institution" that is, a bank, stockbroker, savings and loan association or credit union meeting the requirements of the Registrar, which requirements include membership or participation in the Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.)



                                     A-1-12

[Include the following if this Security bears a Restricted Securities Legend -

In connection with any transfer of any of the Securities evidenced by this certificate, the undersigned confirms that such Securities are being:

CHECK ONE BOX BELOW

     (1) [ ]   exchanged for the undersigned's own account without transfer; or

     (2) [ ] transferred pursuant to and in compliance with Rule 144A under the Securities Act of 1933; or

     (3) [ ] transferred pursuant to and in compliance with Regulation S under the Securities Act of 1933; or

     (4) [ ] transferred pursuant to another available exemption from the registration requirements of the Securities Act of 1933.


Unless one of the boxes is checked, the Trustee will refuse to register any of the Securities evidenced by this certificate in the name of any person other than the registered Holder thereof; provided, however, that if box (3) or (4) is checked, the Trustee may require, prior to registering any such transfer of the Securities such legal opinions, certifications and other information as the Company has reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, such as the exemption provided by Rule 144 under such Act.



                                       ------------------------------
                                                Signature


Signature Guarantee:(5)


-------------------------------        ------------------------------]
Signature must be guaranteed                   Signature




------
(5) (Signature must be guaranteed by an "eligible guarantor institution" that is, a bank, stockbroker, savings and loan association or credit union meeting the requirements of the Registrar, which requirements include membership or participation in the Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.)


                                     A-1-13

             [TO BE COMPLETED BY PURCHASER IF (2) ABOVE IS CHECKED.

         The undersigned represents and warrants that it is purchasing this Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act of 1933, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Dated:
       ----------------------   -----------------------------------------------
                                NOTICE: to be executed by an executive officer]





                                     A-1-14

                      (TO BE ATTACHED TO GLOBAL SECURITIES)

                                   SCHEDULE A

         The initial principal amount of this Global Security shall be $_________. The following increases or decreases in the principal amount of this Global Security have been made:


                                                                               Principal Amount of         Signature of
                            Amount of increase in    Amount of decrease in    this Global Security     authorized signatory
                             Principal Amount of      Principal Amount of        following such           of Trustee or
        Date Made            this Global Security     this Global Security    decrease or increase     Securities Custodian
        ---------            --------------------     --------------------    --------------------     --------------------


----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------

                                     A-1-15

                               ELECTION TO CONVERT



To:      DT Industries, Inc.

         The undersigned owner of this Security hereby irrevocably exercises the option to convert this Security, or the portion below designated, into Common Stock of DT INDUSTRIES, INC. in accordance with the terms of the Indenture referred to in this Security, and directs that the shares issuable and deliverable upon conversion, together with any check in payment for fractional shares, be issued in the name of and delivered to the undersigned, unless a different name has been indicated in the assignment below. If shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto.

         Any holder, upon the exercise of its conversion rights in accordance with the terms of the Indenture and this Security, agrees to be bound by the terms of the Exchange Agreement by and among the Company, the Trustee and the other parties named therein, dated May 9, 2002, relating to the Common Stock issuable upon conversion of the Securities.

Date:

     in whole _____________

                                Portions of Security to be converted ($50 or integral multiples thereof):

                                $-------------

                                ------------------------------------------
                                Signature (for conversion only)

                                Please Print or Typewrite Name and Address,
                                Including Zip Code, and Social Security or
                                Other Identifying Number

                                ------------------------------------------

                                ------------------------------------------

                                ------------------------------------------

                                Signature Guarantee:(6)
                                                       -------------------


------
(6) (Signature must be guaranteed by an "eligible guarantor institution" that is, a bank, stockbroker, savings and loan association or credit union meeting the requirements of the Registrar, which requirements include membership or participation in the Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.)




                                     A-1-16

                                 EXHIBIT A-2

                            FORM OF EXCHANGE SECURITY

                           [FORM OF FACE OF SECURITY]

                               DT INDUSTRIES, INC.

                      7.16% CONVERTIBLE JUNIOR SUBORDINATED
                     DEFERRABLE INTEREST DEBENTURE DUE 2008

No.                                               $
                                                  [CUSIP No.          ]


         DT INDUSTRIES, INC., a corporation duly organized and existing under the laws of the State of Delaware (herein called "the Company," which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to The Bank of New York, as Property Trustee for DT Capital Trust, or registered assigns, the principal sum [indicated on Schedule A hereof](7)[of ________ Dollars] 8/($________) on May 31, 2008.


Interest Payment Dates:     March 31, June 30, September 30 and December 31,
                            commencing September 30, 2004

Regular Record Dates:       the close of business on the day immediately
                            preceding each Interest Payment Date, commencing
                            September 29, 2004

         Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.


-------
(7)  Applicable to Global Securities only.

(8)  Applicable to certificated Securities only.

         9/ All terms used in this Security which are defined in the Indenture or in the Declaration referred to therein shall have the meanings assigned to them in the Indenture or the Declaration, as the case may be.


                                     A-2-1

         IN WITNESS WHEREOF, the Company has caused this instrument to be signed manually or by facsimile by its duly authorized officers and a facsimile of its corporate seal to be affixed hereto or imprinted hereon.

Dated:

                               DT INDUSTRIES, INC.


                               By: /s/ Authorized Signatory
                                  ---------------------------------------------
                                  Name:
                                  Title.

[Seal]

Attest:

--------------------

                              TRUSTEE'S CERTIFICATE
                                OF AUTHENTICATION

         This is one of the Securities referred to in the within-mentioned Indenture.

Dated:

                               THE BANK OF NEW YORK,
                                    As Trustee



                               By: /s/ Authorized Signatory
                                  --------------------------------------------
                                          Authorized Signatory


                                     A-2-2

                          [FORM OF REVERSE OF SECURITY]

                               DT INDUSTRIES, INC.

                      7.16% CONVERTIBLE JUNIOR SUBORDINATED
                   DEFERRABLE INTEREST DEBENTURE DUE 2008(9)

         1. Interest. DT Industries, Inc., a Delaware corporation (the "Company"), is the issuer of this 7.16% Convertible Junior Subordinated Deferrable Interest Debenture Due 2008 (the "Security") limited in aggregate principal amount to $37,165,000 issued under the Indenture hereinafter referred to. The Company promises to pay interest on the Security in cash from July 3, 2004 or from the most recent subsequent interest payment date to which interest has been paid or duly provided for, quarterly (subject to deferral for up to 20 consecutive quarters as described in Section 3 hereof) in arrears on March 31, June 30, September 30 and December 31 of each year (each such date, an "Interest Payment Date"), commencing September 30, 2004, at the rate of 7.16% per annum (subject to increase as provided in Section 13 hereto) plus Additional Interest, if any, until the principal hereof shall have become due and payable.

         The amount of interest payable for any period will be computed on the basis of twelve 30-day months and a 360-day year. To the extent lawful, the Company shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue installments of interest (without regard to any applicable grace period) at the rate borne by the Securities, compounded quarterly. Any interest paid on this Security shall be increased to the extent necessary to pay Additional Interest as set forth in this Security.

         2. Additional Interest. The Company shall pay to DT Capital Trust (and its permitted successors or assigns under the Declaration) (the "Trust") such additional amounts as may be necessary in order that the amount of dividends or other distributions then due and payable by the Trust on the Preferred Securities that at any time remain outstanding in accordance with the terms thereof shall not be reduced as a result of any additional taxes, duties and other governmental charges of whatever nature (other than withholding taxes) imposed by the United States or any other taxing authority.

         3. Extension of Interest Payment Period. At any time following October 1, 2004, if the Company shall have paid on September 30, 2004 all interest accrued with respect to the Security as of such date, the Company shall have the right, from time to time to defer payments of interest by extending the interest payment period of such Security for up to 20 consecutive quarters (an "Extended Interest Payment Period"), provided that such Extended Interest Payment Period shall not extend beyond the Maturity of the Security. To the extent permitted by applicable law, interest, the payment of which has been deferred because of the extension of the interest payment period pursuant to Section 3.12 of the Indenture, will bear interest thereon at 7.16% compounded quarterly for each quarter of the Extended Interest Payment Period ("Compounded Interest"). At


------
(9) All terms used in this Security which are defined in the Indenture or in the Declaration referred to therein shall have the meanings assigned to them in the Indenture or the Declaration, as the case may be.


                                     A-2-3
the end of the Extended Interest Payment Period, the Company shall pay all interest then accrued and unpaid on the Securities, including any Compounded Interest that shall be payable to the Holders of the Securities in whose names the Securities are registered in the Security Register on the first Regular Record Date after the end of the Extended Interest Payment Period. Before the termination of any Extended Interest Payment Period, the Company may further extend such period, provided that such period together with all such further extensions thereof shall not exceed 20 consecutive quarters or extend beyond the Maturity of this Security. Upon the termination of any Extended Interest Payment Period and upon the payment of all Compounded Interest and Additional Interest, if any, then due, the Company may commence a new Extended Interest Payment Period, subject to the foregoing requirements. No interest shall be due and payable during an Extended Interest Payment Period except at the end thereof. In the event the Company fails to pay the interest payment due on September 30, 2004, the Company shall permanently forego its right to utilize any Extended Interest Payment Period.

         If the Property Trustee is the sole holder of this Security, the Company shall give the Holder of this Security and the Trustee notice of its selection of an Extended Interest Payment Period at least one Business Day prior to the earlier of (i) the Interest Payment Date or (ii) if the Preferred Securities are listed on the New York Stock Exchange or other stock exchange or quotation system, the date the Trust is required to give notice to the New York Stock Exchange or other applicable self-regulatory organization or to holders of the Preferred Securities on the record date or the date such distributions are payable, but in any event not less than ten Business Days prior to such record date.

         If the Property Trustee is not the sole holder of the Securities, the Company shall give the Holders of the Securities and the Trustee notice of its selection of an Extended Interest Payment Period at least ten Business Days prior to the earlier of (i) the Interest Payment Date or (ii) if the Preferred Securities are listed on the New York Stock Exchange or other stock exchange or quotation system, the date the Trust is required to give notice to the New York Stock Exchange or other applicable self-regulatory organization or to holders of the Securities on the record date or the date such distributions are payable, but in any event not less than two Business Days prior to such record date.

         The quarter in which any notice is given pursuant to the second and third paragraphs of this Section 3 shall be counted as one of the 20 quarters permitted in the maximum Extended Interest Payment Period permitted under the first paragraph of this Section 3.

         4. Method of Payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the regular record date for such interest installment, which shall be the close of business on the day immediately preceding each Interest Payment Date (the "Regular Record Date"), commencing September 29, 2004. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of



                                     A-2-4
such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities not less than ten days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

         Payment of the principal of and interest on this Security will be made at the office or agency of the Company maintained for that purpose in New York, New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that, at the option of the Company, payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

         5. Paying Agent and Security Registrar. The Trustee will act as Paying Agent, Security Registrar and Conversion Agent. The Company may change any Paying Agent, Security Registrar, co-registrar or Conversion Agent without prior notice. The Company or any of its Affiliates may act in any such capacity.

         6. Indenture. The Company issued the Securities under an indenture, dated as of June 1, 1997, as supplemented from time to time (the "Indenture"), between the Company and The Bank of New York, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Trustee, the Company and the Holders of the Securities, and of the terms upon which the Securities are, and are to be, authenticated and delivered. The terms of the Securities include those stated in the Indenture and those made part of the Indenture by the Trust Indenture Act of 1939 (15 U.S. Code ss.ss. 77aaa-77bbbb) ("TIA") as in effect on the date of the Indenture. The Securities are subject to, and qualified by, all such terms, certain of which are summarized hereon, and holders are referred to the Indenture and the TIA for a statement of such terms. The Securities are unsecured general obligations of the Company limited to $37,165,000 in aggregate principal amount and subordinated in right of payment to all existing and future Senior Indebtedness of the Company. No reference herein to the indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed or to convert this Security as provided in the Indenture.

         7. Optional Redemption. The Securities are redeemable at the Company's option at any time and from time to time after June 1, 2000, upon not less than 30 or more than 60 days' notice, at the following prices per $50 principal amount of the Securities plus any accrued and unpaid interest, including Additional Interest, if any, to the Redemption Date, if redeemed during the 12-month period ending June 1:



                                     A-2-5

                                           Price Per $50
              Year                       Principal Amount
       ---------------------             ---------------

2001................................          $52.51
2002................................           52.15
2003................................           51.79
2004................................           51.43
2005................................           51.07
2006 ...............................           50.72
2007................................           50.36

and thereafter at $50 per $50 principal amount of the Securities plus, in each case, accrued and unpaid interest, including Additional Interest, if any, to the Redemption Date (subject to the right of holders of record on the relevant record date to receive interest due on the Interest Payment Date). On or after the Redemption Date, interest will cease to accrue on the Securities, or portion thereof, called for redemption.

         8. Optional Redemption Upon Tax Event. The Securities are subject to redemption in whole, but not in part, at any time within 90 days, if a Tax Event (as defined in the Declaration) shall occur and be continuing, at a redemption price equal to $50 per $50 principal amount thereof plus accrued but unpaid interest, including Additional Interest, if any, to the Redemption Date. Any redemption pursuant to this Section 8 will be made upon not less than 30 nor more than 60 days' notice.

         9. Notice of Redemption. Notice of redemption will be mailed at least 30 days but not more than 60 days before the Redemption Date to each Holder of the Securities to be redeemed at his address of record. The Securities in denominations larger than $50 may be redeemed in part but only in integral multiples of $50. In the event of a redemption of less than all of the Securities, the Securities will be chosen for redemption by the Trustee in accordance with the Indenture. On and after the Redemption Date, interest ceases to accrue on the Securities or portions of them called for redemption.

         If this Security is redeemed subsequent to a Regular Record Date with respect to any Interest Payment Date specified above and on or prior to such Interest Payment Date, then any accrued interest will be paid to the person in whose name this Security is registered at the close of business on such record date.

         10. Mandatory Redemption. The Securities will mature on May 31, 2008 and may be redeemed, in whole or in part, at any time after June 1, 2000, or at any time in certain circumstances upon the occurrence of a Tax Event. Upon the repayment of the Securities, whether at maturity or upon redemption, the proceeds from such repayment or payment shall simultaneously be applied to redeem Trust Securities (provided that Trust Securities remain



                                     A-2-6
outstanding) having an aggregate liquidation amount of the Securities so repaid or redeemed at the applicable redemption price together with accrued and unpaid distributions through the date of redemption; provided, that holders of the Trust Securities shall be given not less than 30 nor more than 60 days notice of such redemption. Upon the repayment of the Securities at maturity or upon any acceleration, earlier redemption or otherwise, the proceeds from such repayment will be applied to redeem the Preferred Securities, in whole, upon not less than 30 nor more than 60 days' notice. There are no sinking fund payments with respect to the Securities.

         11. Subordination. The payment of the principal of, interest on or any other amounts due on the Securities is subordinated in right of payment to all existing and future Senior Indebtedness (as defined below) of the Company, as described in the Indenture. Each holder, by accepting a Security, agrees to such subordination and authorizes and directs the Trustee on its behalf to take such action as may be necessary or appropriate to effectuate the subordination so provided and appoints the Trustee as its attorney-in-fact for such purpose.

         Senior Indebtedness shall mean in respect of the Company (i) the principal, premium, if any, and interest in respect of (A) indebtedness of such obligor for money borrowed and (B) indebtedness evidenced by securities, debentures, bonds or other similar instruments issued by such obligor, (ii) all capital lease obligations of such obligor, (iii) all obligations of such obligor issued or assumed as the deferred purchase price of property, all conditional sale obligations of such obligor and all obligations of such obligor under any title retention agreement (but excluding trade accounts payable arising in the ordinary course of business), (iv) all obligations of such obligor for the reimbursement of any letter of credit, banker's acceptance, security purchase facility or similar credit transaction, (v) all obligations of the type referred to in clauses (i) through (iv) above of other persons for the payment of which such obligor is responsible or liable as obligor, guarantor or otherwise, (vi) all obligations of the type referred to in clauses (i) through (v) above of other persons secured by any lien on any property or asset of such obligor (whether or not such obligation is assumed by such obligor), except for (1) any such indebtedness that is by its terms subordinated to or pari passu with the Securities and (2) any indebtedness (including all other debt securities and guarantees in respect of those debt securities) initially issued to any other trust, or a trustee of such trust, partnership, or other entity affiliated with the Company that is, directly or indirectly, a financing vehicle of the Company (a "Financing Entity") in connection with the issuance by such Financing Entity of preferred securities or other similar securities and (vii) interest accruing subsequent to events of bankruptcy of the Company and its subsidiaries at the rate provided for in the documentation governing such Senior Indebtedness, whether or not such interest is an allowed claim enforceable against the debtor in a bankruptcy case under relevant bankruptcy law.

         12. Conversion. The Holder of any Security has the right, exercisable at any time prior to the close of business (New York time) on the date of this Security's maturity, to convert the principal amount thereof (or any portion thereof that is an integral multiple of $50) into shares of Common Stock at the initial conversion rate of 3.5714 shares of Common Stock for each Security (equivalent to a conversion price of $14.00 per share of Common Stock of the Company), subject to adjustment under certain circumstances, except that if a Security is called


                                     A-2-7
for redemption, the conversion right will terminate at the close of business on the Redemption Date.

         To convert a Security, a Holder must (1) complete and sign a conversion notice substantially in the form attached hereto, (2) surrender this Security to a Conversion Agent, (3) furnish appropriate endorsements or transfer documents if required by the Security Registrar or Conversion Agent and (4) pay any transfer or similar tax, if required. Upon conversion, no adjustment or payment will be made for interest or dividends, but if any Holder surrenders a Security for conversion after the close of business on the Regular Record Date for the payment of an installment of interest and prior to the opening of business on the next Interest Payment Date, then, notwithstanding such conversion, the interest payable on such Interest Payment Date will be paid to the registered Holder of such Security on such Regular Record Date. In such event, such Security, when surrendered for conversion, need not be accompanied by payment of an amount equal to the interest payable on such Interest Payment Date on the portion so converted. The number of shares issuable upon conversion of a Security is determined by dividing the principal amount of this Security converted by the conversion price in effect on the Conversion Date. No fractional shares will be issued upon conversion but a cash adjustment will be made for any fractional interest. The outstanding principal amount of any Security shall be reduced by the portion of the principal amount thereof converted into shares of Common Stock.

         13. Registration, Transfer, Exchange and Denominations. As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in New York, New York, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

         The Securities are issuable only in registered form without coupons in denominations of $50 and integral multiples thereof. No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary. In the event of redemption or conversion of this Security in part only, a new Security or Securities for the unredeemed or unconverted portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

         14. Persons Deemed Owners. Except as provided in Section 3 hereof, the registered Holder of a Security may be treated as its owner for all purposes.



                                     A-2-8

         15. Unclaimed Money. If money for the payment of principal or interest remains unclaimed for two years, the Trustee and the Paying Agent shall pay the money back to the Company at its written request. After that, holders of Securities entitled to the money must look to the Company for payment unless an abandoned property law designates another Person and all liability of the Trustee and such Paying Agent with respect to such money shall cease.

         16. Defaults and Remedies. The Securities shall have the Events of Default as set forth in Section 5.01 of the Indenture. Subject to certain limitations in the Indenture, if an Event of Default occurs and is continuing, the Trustee by notice to the Company or the holders of at least 25% in aggregate principal amount of the then outstanding Securities by notice to the Company and the Trustee may declare all the Securities to be due and payable immediately; provided that, if the Property Trustee is the sole Holder of this Security and if upon an Event of Default, the Trustee or the holder or holders of not less than 25% in aggregate principal amount of the then outstanding Securities fail to declare the principal of all the Securities to be immediately due and payable, the holders of at least 25% in aggregate liquidation amount of Preferred Securities then outstanding shall have such right by a notice in writing to the Company and the Trustee; and upon any such declaration such principal and all accrued interest shall become immediately due and payable; provided that the payment of principal and interest on such Securities shall remain subordinated to the extent provided in the Indenture.

         The holders of a majority in principal amount of the Securities then outstanding by written notice to the Trustee may rescind an acceleration and its consequences if the rescission would not conflict with any judgment or decree and if all existing Events of Default have been cured or waived except nonpayment of principal or interest that has become due solely because of the acceleration. Holders may not enforce the Indenture or the Securities except as provided in the Indenture. Subject to certain limitations, holders of a majority in principal amount of the then outstanding Securities issued under the Indenture may direct the Trustee in its exercise of any trust or power. The Company must furnish annually compliance certificates to the Trustee. The above description of Events of Default and remedies is qualified by reference to, and subject in its entirety by, the more complete description thereof contained in the Indenture.

         17. Amendments, Supplements and Waivers. The Indenture permits, subject to the rights of the holders of Preferred Securities set forth therein and in the Declaration and with certain other exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Securities at the time Outstanding, on behalf of the Holders of all the Securities, subject to the right of the holders of the Preferred Securities set forth therein and in the Declaration, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange therefor or in lieu hereof, whether or not notation of such consent or waiver is made


                                     A-2-9
upon this Security. The above description of amendments, supplements and waivers is qualified by reference to, and subject in its entirety by the more complete description thereof contained in the Indenture.

         18. Trustee Dealings with the Company. The Trustee, in its individual or any other capacity may become the owner or pledgee of the Securities and may otherwise deal with the Company or an Affiliate with the same rights it would have, as if it were not Trustee, subject to certain limitations provided for in the Indenture and in the TIA. Any Agent may do the same with like rights.

         19. No Recourse Against Others. A director, officer, employee or stockholder, as such, of the Company shall not have any liability for any obligations of the Company under the Securities or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. Each Holder of the Securities by accepting a Security waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Securities.

         20. Governing Law. THE INTERNAL LAWS OF THE STATE OF NEW YORK SHALL GOVERN THE INDENTURE AND THE SECURITIES WITHOUT REGARD TO CONFLICT OF LAW PROVISIONS THEREOF.

         21. Authentication. The Securities shall not be valid until authenticated by the manual signature of an authorized signatory of the Trustee or an authenticating agent.

         22. Abbreviations. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

         The Company will furnish to any Holder of the Securities upon written request and without charge a copy of the Indenture. Request may be made to:

                               DT Industries, Inc.
                               907 West 5th Street
                               Dayton, Ohio 45407

                      Attention of: Vice President--Finance

                                     A-2-10

                                 ASSIGNMENT FORM


         To assign this Security, fill in the form below:

         (I) or (we) assign and transfer this Security to ____________________


-----------------------------------------------------------------------------
         (Insert assignee's social security or tax I.D. no.)

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
         (Print or type assignee's name, address and zip code)

and irrevocably appoint______________________________________________________
agent to transfer this Security on the books of the Company. The agent may substitute another to act for him.

Your Signature:                 _____________________________________________
                                (Sign exactly as your name appears on the other side of this Security)

Date:                           _____________________________________________



   Signature Guarantee:(10)     ________________________





-------
(10) (Signature must be guaranteed by an "eligible guarantor institution" that is, a bank, stockbroker, savings and loan association or credit union meeting the requirements of the Registrar, which requirements include membership or participation in the Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.)



                                     A-2-11

                      (TO BE ATTACHED TO GLOBAL SECURITIES)

                                   SCHEDULE A

         The initial principal amount of this Global Security shall be $ ___________. The following increases or decreases in the principal amount of this Global Security have been made:




                                                                               Principal Amount of         Signature of
                            Amount of increase in    Amount of decrease in    this Global Security     authorized signatory
                             Principal Amount of      Principal Amount of        following such           of Trustee or
        Date Made            this Global Security     this Global Security    decrease or increase     Securities Custodian
        ---------            --------------------     --------------------    --------------------     --------------------


----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------



                                     A-2-12

                               ELECTION TO CONVERT



To:      DT Industries, Inc.

         The undersigned owner of this Security hereby irrevocably exercises the option to convert this Security, or the portion below designated, into Common Stock of DT INDUSTRIES, INC. in accordance with the terms of the Indenture referred to in this Security, and directs that the shares issuable and deliverable upon conversion, together with any check in payment for fractional shares, be issued in the name of and delivered to the undersigned, unless a different name has been indicated in the assignment below. If shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto.

         Any holder, upon the exercise of its conversion rights in accordance with the terms of the Indenture and this Security, agrees to be bound by the terms of the Exchange Agreement by and among the Company, the Trustee and the other parties named therein, dated May 9, 2002, relating to the Common Stock issuable upon conversion of the Securities.

Date:

     in whole ______________

                                     Portions of Security to be
                                     converted ($50 or integral
                                     multiples thereof):

                                     $-------------

                                     ------------------------------------------
                                     Signature (for conversion only)

                                     Please Print or Typewrite Name and Address,
                                     Including Zip Code, and Social Security or
                                     Other Identifying Number

                                     ------------------------------------------

                                     ------------------------------------------

                                     ------------------------------------------


                                     Signature Guarantee:(11)
                                                            -------------------





--------
(11) (Signature must be guaranteed by an "eligible guarantor institution" that is, a bank, stockbroker, savings and loan association or credit union meeting the requirements of the Registrar, which requirements include membership or participation in the Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.)


                                     A-2-13